UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 17, 2006
                                                           ------------


                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)


          Delaware                       0-28815                 06-1241321
          --------                       -------                 ----------
(State or other Jurisdiction     (Commission File Number)     (IRS Employer
       of Incorporation)                                     Identification No.)


             13 North Street, Litchfield, Connecticut      06759
             ----------------------------------------      -----
             (Address of Principal Executive Offices)   (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------


                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)

Section 8 - Other Events

        Item 8.01.  Other Events.

        Annual Meeting of Shareholders of First Litchfield Financial Corporation
        ------------------------------------------------------------------------

                  The Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") was held on Wednesday, May 17, 2006.


                  1. Election Of Directors.
                     ---------------------

                  The vote for re-electing each of the three (3) Directors listed below to serve for a term of three years is as follows:

                                                                               Withholding
                                                               For              Authority
                                                               ---              ---------
                  Joseph J. Greco
                  ---------------

                  Number of Shares:                         1,567,518             3,199
                  Percentage of Shares Voted:                  99.80%             0.20%
                  Percentage of Shares Entitled to Vote:       73.37%             0.15%


                                                                               Withholding
                                                              For               Authority
                                                              ---               ---------
                  Perley H. Grimes, Jr.
                  ---------------------

                  Number of Shares:                         1,414,053           156,664
                  Percentage of Shares Voted:                  90.03%             9.97%
                  Percentage of Shares Entitled to Vote:       66.19%             7.33%



                                                                                Withholding
                                                              For                Authority
                                                              ---                ---------
                  Charles E. Orr
                  --------------

                  Number of Shares:                         1,567,709             3,008
                  Percentage of Shares Voted:                  99.81%             0.19%
                  Percentage of Shares Entitled to Vote:       73.38%              0.14%

                  2. Appointment of Auditors.
                     -----------------------
                  To vote cast "FOR," "AGAINST" and "ABSTAIN" on the proposal to ratify the appointment of McGladrey & Pullen, LLP to act as independent auditors of the current fiscal year were as follows:

                  FOR APPROVAL"                 "AGAINST APPROVAL"                 "ABSTAIN"
                  1,552,680                          2,353                           15,684
                  -------------------------------------------------------------------------
                                                (Number of Votes)

                  72.68%                             0.11%                            0.73%
                  -------------------------------------------------------------------------

                                       (Percent of shares entitled to vote)

                  98.85%                             0.15%                            1.00%
                  -------------------------------------------------------------------------
                                (Percent of shares actually voted at the meeting)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                          FIRST LITCHFIELD FINANCIAL CORPORATION



                           By:  /s/ JOSEPH J. GRECO
                                    Joseph J. Greco
                                    President and Chief Executive Officer



Dated:   May 18, 2006


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